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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

     We hereby consent to the incorporation by reference in this Form 8-K Current Report of United Community Bancshares, Inc. (the "Company") of our report dated January 31, 1996 on the financial statements of Park Financial Corporation, which report appears in the Form S-1 Registration Statement of the Company and United Capital Trust I, Reg. No. 333-14587.


                                  /s/ Larson, Allen, Weishair & Co., LLP
                                  LARSON, ALLEN, WEISHAIR, & CO., LLP


January 30, 1997